UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 16, 2011

PERRIGO COMPANY
(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573
(State of other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

On August 16, 2011, Perrigo Company (Company) issued a press release announcing a planned private placement of notes.  The press release is attached as Exhibit 99.1.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

99.1  Press release issued by Perrigo Company on August 16, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY (Registrant)

Dated: August 16, 2011	By:	/s/ Judy L. Brown
Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 99.1 – Press Release issued by Perrigo Company on August 16, 2011.